UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2018

INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
A copy of a letter from InvenTrust Properties Corp. (the “Company”) to its stockholders, dated May 9, 2018, regarding the estimated value per share of our common stock, as discussed in Item 8.01 of this Current Report, among other matters, is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, Exhibit 99.1 shall not be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 8.01.	Other Events.
Estimated Value per Share
We are publishing an estimated per share value of our common stock to assist broker dealers that sold our common stock in our initial and follow-on “best efforts” offerings to comply with the rules regarding account statement reporting published by the Financial Industry Regulatory Authority (“FINRA”). On May 9, 2018, we announced an estimated per share value of our common stock equal to $3.14 as of May 1, 2018. This represents a decrease over the previous estimated per share value of our common stock of $3.29 as of May 1, 2017. Additionally, the Company previously announced an estimated NAV per share of $3.14 on May 9, 2016.
Methodology
The Audit Committee of our Board of Directors (the “Board”) and our Board engaged Duff & Phelps, LLC (“Duff & Phelps”), an independent third-party global valuation advisory and corporate finance consulting firm that specializes in providing real estate valuation services, to advise the Audit Committee and the Board in their estimate of the per share value of our common stock on a fully diluted basis as of May 1, 2018. Duff & Phelps has extensive experience estimating the fair values of commercial real estate. The report furnished to the Audit Committee and the Board by Duff & Phelps complies with the reporting requirements set forth under Standard Rule 2-2(b) of the Uniform Standards of Professional Appraisal Practice and is certified by a member of the Appraisal Institute with the MAI designation. The Duff & Phelps report, dated May 2, 2018, reflects values as of May 1, 2018.
Duff & Phelps does not have any direct or indirect interests in any transaction with us or in any currently proposed transaction to which we are a party, and there are no conflicts of interest between Duff & Phelps, on one hand, and the Company or any of our directors, on the other. Previously, Duff & Phelps provided services to us in connection with the allocation of the purchase price of acquired properties for accounting and financial reporting purposes, but these services are no longer provided.
The Board is ultimately and solely responsible for the determination of the estimated value per share of our common stock. The estimated value per share was determined and approved by the Board based on the recommendation of the Audit Committee.
Duff & Phelps provided a range of per share values for the Audit Committee and the Board to consider and utilized the “net asset value” or “NAV” method. This method is based on the fair value of real estate, real estate related investments and all other assets, less the fair value of total liabilities. The fair value estimate of the real estate assets is equal to the sum of its individual real estate values. Generally, Duff & Phelps estimated the value of our real estate and real estate-related assets at our ownership interest using the income capitalization approach, which included using a discounted cash flow calculation of projected net operating income, less capital expenditures, for each property for the ten-year hold period ending April 30, 2028 or the residual stabilized year, and applying a market supported discount rate and capitalization rate. For properties under contract for sale, Duff & Phelps valued the assets at the contractual purchase price. For all other assets, including cash, other current assets, non-retail joint ventures, land developments and marketable securities, fair value was determined separately. A fair value of our long-term debt obligations, including current liabilities, was also estimated by Duff & Phelps, by comparing market interest rates to the contract rates on our long-term debt and discounting to present value the difference in future payments. For the loan currently in default, Duff & Phelps excluded a fair value estimate of the debt.
Duff & Phelps completed its work in conformance with Investment Program Association Practice Guideline 2013-01, “Valuations of Publicly Registered Non-Listed REITs,” dated April 29, 2013 and guidelines published by FINRA. In addition, Duff & Phelps determined NAV in a manner consistent with the definition of fair value under U.S. generally accepted accounting principles (or “GAAP”) set forth in Financial Accounting Standards Board (“FASB”) Topic ASC 820.
The NAV per share provided by Duff & Phelps was estimated by subtracting the fair value of the total liabilities from the fair value of the total assets and then dividing the result by the number of shares of common stock outstanding on a fully diluted basis as of May 1, 2018. Duff & Phelps then applied a discount rate sensitivity analysis on the discount rates used to value the multi-tenant retail properties and single tenant properties, as described in more detail below, resulting in a value range of $3.00 to $3.29 per share. The mid-point in that range was $3.14.
On May 9, 2018, our Audit Committee and our Board met to review and discuss Duff & Phelps’s report. Following this review, the Audit Committee recommended and the Board unanimously determined a new estimated per share value of our common stock of $3.14 as of May 1, 2018.
Duff & Phelps procedures included the following:

•	Completion of valuations on a desktop analysis basis;

•	A study of each market to measure current market conditions, supply and demand factors, growth patterns, and their effect on each of the subject properties;

•	Review of in-place tenants, including rent and other terms, as well as market leasing assumptions for each space based on size, type, location or other attributes of the space;

•	Completion of the income capitalization approach, which included a discounted cash flow calculation, with support from the sales comparison approach for each property;

•
Delivery of a range of fair value for each of the subject properties as well as the underlying assumptions used in the analysis, including capitalization rates, discount rates, growth rates, and others as appropriate;

•	For properties under contract for sale, a review of the reasonableness of the disposition prices;

•	Review of Company-provided third-party indications of value;

•
Review of other assets and liabilities held by the Company, primarily including mortgage debt, non-retail joint venture assets and other balance sheet items, and estimation of their fair value as of May 1, 2018; and

•	Delivery of a range of NAV per share based upon incorporation of all asset and liabilities and outstanding shares of the Company.
In preparing its report, Duff & Phelps relied on the following sources in determining the major assumptions in the report:

•	Financial and operating information requested from or provided by the Company and its senior management;

•	Discussions with senior management about the historical and anticipated future financial performance of the Company’s properties, including forecasts prepared by the Company’s senior management; and

•	The Company’s reports filed with the SEC.

The exit capitalization rate and discount rate have a significant impact on the estimated share value under the NAV method. To estimate the range of NAV, Duff & Phelps adjusted the discount rate for multi-tenant retail properties and single tenant properties plus and minus 0.50% from the mid-point estimate. The following chart presents the impact of changes to our share price based on variations in the discount rates within the range of values determined by Duff & Phelps.

	Range of Value and Rate
	Low	Mid-Point	High
Share Price	$3.00	$3.14	$3.29
Exit Capitalization Rate	6.72%	6.72%	6.72%
Discount Rate	8.01%	7.51%	7.01%
The following table summarizes the individual components of our estimate of per share value:

5/1/2018 Per Share Value
Total Retail Portfolio (1)	$3.71
Total Non-Core / Investment in Unconsolidated Entities (1) (2)	0.10
Cash and Other Assets, net of other liabilities (3)	0.36
Fair Value of Debt (4)	(1.030)
Company Estimated per Share Value	$3.14

Share Count	774,312,844

(1)
“Total Retail Portfolio” includes (a) wholly owned retail properties and (b) properties owned by IAGM Retail Fund I, LLC (“IAGM”), our joint venture with PGGM Private Real Estate Fund. For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership. The key assumptions (shown on a weighted-average basis) that were used by Duff & Phelps to estimate the value of those properties that were evaluated under a discounted cash flow analysis are set forth in the following table:

		Weighted Average Basis
	Exit capitalization rate	6.72%
	Discount rate	7.51%
	Annual holding period	10 years
	For properties under contract for sale, Duff & Phelps valued the assets at the contractual purchase price.

(2)
Value includes (a) CDH CDO LLC and Concord Debt Holdings LLC, (b) Downtown Railyard Venture LLC, and (c) the IAGM joint venture net working capital attributable to the Company based on its percentage ownership.

(3)
Includes cash and cash equivalents, marketable securities, and certain other assets and liabilities. The prices of marketable securities are likely to fluctuate and such fluctuations will impact the value of such marketable securities.

(4)
For the property level debt instruments fair valued by Duff & Phelps, a discounted cash flow analysis was used to estimate value, which assumes a weighted average effective interest rate of 4.20% per annum. This approach differs from the Company’s approach for financial reporting purposes.

We believe that the NAV method used to estimate the per share value of our common stock is the methodology most commonly used by non-listed REITs to estimate per share value. The value of our real estate assets that were valued by Duff & Phelps, including our investments and marketable securities, resulted in an overall decrease in value of 5.2% from the original purchase price for those assets, plus post-acquisition capital invested. We believe that the assumptions described herein to estimate value are within the ranges used by market participants buying and selling similar properties, including joint venture and development assets. The estimated value may not, however, represent current market values or fair values as determined in accordance with GAAP. Real properties are currently carried at their amortized cost basis in our financial statements. The estimated value of our real estate assets reflected above does not necessarily represent the value we would receive or accept if the assets were marketed for sale. The market for commercial real estate can fluctuate and values are expected to change in the future. Further, the estimated per share value of our common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange, a discount for the non-assumability or prepayment obligations associated with certain loans and other costs that may be incurred, including any costs of sale of our assets.

As noted above, our estimated per share value does not reflect “enterprise value,” which may include an adjustment for:

•	The size of our portfolio given that some buyers may be willing to pay more for a portfolio than they are willing to pay for each property in the portfolio separately;

•	Any other intangible value associated with a going concern; or

•	The possibility that our shares could trade at a premium or a discount to net asset value if we listed our shares on a national securities exchange.
Our estimated per share value as of May 1, 2017 was equal to $3.29 per share. The following table compares the individual components of estimated per share value as of May 1, 2017 and May 1, 2018, respectively. The number of shares of our common stock outstanding and used in the calculation, on a fully diluted basis as of May 1, 2017 and May 1, 2018, respectively, is set forth in the table below.

	5/1/2018 Per	5/1/2017 Per
	Share Value	Share Value
Total Retail Portfolio	$3.71	4.01
Total Non-Core / Investment in Unconsolidated Entities	0.10	0.13
Cash and Other Assets, net of other liabilities	0.36	0.46
Fair Value of Debt	(1.030)	(1.230)
Estimated per Share Value Before Estimated Transaction Costs, Closing Costs and Contingencies, and Change from Mid-Point	$3.14	$3.37
Prior Year Adjustment for Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Certain Properties	0.00	(0.020)
Prior Year Change from Mid-Point	0.00	(0.060)
Company Estimated per Share Value	$3.14	$3.29

Share Count	774,312,844	773,323,406

As previously disclosed, as a pure-play multi-tenant retail platform, our strategy is to invest in and design an open-air retail platform comprised of grocery-anchored neighborhood and community centers and necessity-based power centers with characteristics to perform in different economic conditions located in key growth markets with favorable demographics and expected above-average net operating income growth.  As part of this strategy, we continue to evaluate our multi-tenant retail portfolio and opportunistically dispose of properties in low growth markets or where we believe the properties' values have been maximized.  Our strategy is to redeploy the proceeds from these sales with a disciplined approach into strategic retail properties in our target markets and reinvestment in redevelopment opportunities within our existing portfolio.
The following table shows how our estimated per share value has been impacted by changes in the value per share attributed to our multi-tenant retail properties:

from 5/1/17 to 5/1/18 (1)
May 1, 2017 Estimated Per Share Value	$3.29
Same Store Retail (2)	$(0.24)
Retail Acquisitions & Dispositions	$0.07
Total Retail Portfolio (3)	$(0.17)
Total Non-Core / Investment in Unconsolidated Entities (4)	$0.04
Total Cash and Other Assets, net of other Liabilities (5)	$(0.1)
Corporate Debt (Line of Credit and Term Loan)	$—
Prior Year Adjustment for Estimated Transaction Costs, Closing Costs and Contingencies Related to the Disposition of Certain Properties	$0.02
Prior Year Change from Mid-Point	$0.06
May 1, 2018 Estimated Per Share Value	$3.14

The number of shares of our common stock outstanding and used in the calculation, on a fully diluted basis as of May 1, 2017 and May 1, 2018 were 773,323,406 and 774,312,844, respectively.

(1)	Per share value reflects, to the extent applicable, property-level debt.
(2)
“Same Store Retail” refers to retail assets included in both the May 1, 2017 estimate of per share value and the May 1, 2018 estimate of per share value and excludes any dispositions and acquisitions between May 1, 2017 and May 1, 2018.

(3)
“Total Retail Portfolio” includes (a) wholly owned retail properties and (b) properties owned by IAGM, our joint venture with PGGM Private Real Estate Fund. For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership.

(4)
Value includes (a) CDH CDO LLC and Concord Debt Holdings LLC, (b) Downtown Railyard Venture LLC, and (c) the IAGM joint venture net working capital attributable to the Company based on its percentage ownership.

(5)	Includes cash and cash equivalents, marketable securities, and certain other assets and liabilities.
Limitations of the Estimated Value per Share
As mentioned above, we are providing this estimated value per share to assist broker dealers in meeting their customer account statement reporting obligations.
As with any methodology used to estimate value, the methodology employed and the recommendations made by the Company were based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated value per share, which could be significantly different from our estimated value per share. The estimated per share value does not represent (i) the amount at which our shares would trade at on a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares, or (iii) the amount stockholders would receive if we liquidated our assets and distributed the proceeds after paying all of our expenses and liabilities. Accordingly, with respect to the estimated value per share, we can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated value per share upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated value per share if we listed them on a national securities exchange;

•
the methodology used to estimate our value per share would be acceptable to FINRA or that the estimated value per share will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code; or

•	the estimated value will increase, stay at the current level, or not continue to decrease, over time.
The estimated value per share was determined by our Board on May 9, 2018 and reflects the fact that the estimate was calculated at a moment in time. The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets and the economy as a whole. We currently anticipate publishing a new estimated share value within one year. Nevertheless, stockholders should not rely on the estimated value per share in making a decision to buy or sell shares of our common stock.
Other Company Information

Our annual distribution rate is not affected by the Board’s determination of the estimated value per share. As previously disclosed, as we execute on our retail strategy, our Board evaluates our distribution rate on a quarterly basis and, if the Board deems appropriate, adjusts the rate to take into account our progress in refining and balancing our retail portfolio with stable income producing grocery-anchored properties and open-air power centers with higher potential income growth in our target markets.

We believe that the continuing refinement of our retail portfolio will position us for future success, maximize long-term value for stockholders, and put us in a position to evaluate and execute on strategic transactions aimed at achieving liquidity for our stockholders. While we believe in our ability to execute on our plan, the speed of completion of this refinement and tailoring is unclear and may be shortened or extended by external and macroeconomic factors such as interest rate movements, national and global economic performance, and government policy changes.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements (including, without limitation, statements concerning the estimated per share NAV and assumptions made in determining the estimated per share NAV) are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “will,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as valuation trends or the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.

These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that are difficult to predict and could cause the Company’s actual results, performance or achievements to differ materially from those currently anticipated, expressed or implied in these forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	InvenTrust Properties Corp. Letter to Stockholders, dated May 9, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 9, 2018	By:	/s/ Michael E. Podboy
	Name:	Michael E. Podboy
	Title:	Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer